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                           ASSIGNMENT OF RECEIVABLE
                           ------------------------

     This agreement is made and enter into effective as of the 31st day of March, 1997, by and between TCO Insurance Services, Inc., an Illinois corporation ("TCO"), and Alpine Insurance Company, an Illinois corporation ("Alpine").

     WHEREAS, that certain Insurance Underwriting Management Agreement ("IUMA"), effective April 1, 1987 was executed between TCO and United National Insurance Company, et al; ("United"); and,

     WHEREAS, TCO, from time to time, receives interest on funds held by United under the terms of said IUMA;

     WHEREAS, the current receivable of TCO from United regarding said interest funds is the amount of $530,801.33; and,

     WHEREAS, TCO is obligated to Alpine under a certain promissory note pursuant to that certain Reformed First Amended and Restated Loan Agreement ("Loan Agreement") effective December 30, 1993; and,

     WHEREAS, TCO desires to assign to Alpine a certain amount of its receivable from United under said IUMA, as and for payment of interest amounts due Alpine under said Loan Agreement, and Alpine wishes to receive an assignment of said receivable from TCO;

     NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. TCO hereby assigns and transfers to Alpine $64,000 of its receivable from United under the IUMA herein before described, as and for payment of current interest due to Alpine under the Loan Agreement, and Alpine hereby agrees to and does accept the described assignment of receivable as in for payment of $64,000 of interest under said Loan Agreement.

     2. This Assignment shall be binding upon and inure to the benefit of the parties hereto, and their respective administrators, and successors in interest.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the 30th day of June, 1997.

TCO Insurance Services, Inc.,                  Alpine Insurance Company,
an Illinois corporation                        an Illinois corporation



By: /s/                                        By: /s/
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Its: Secretary                                 Its: CFO
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